UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

LONGDUODUO COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-260951	37-2018431
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

G3-5-8016, Shui’an Town, Ruyi Headquarters Base

Hohhot Economic Development Zone

Inner Mongolia, China

(Address of Principal Executive Office) (Zip Code)

86 (0472) 510-4980

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 29, 2024, Longduoduo Company Limited (the “Company”) held its annual shareholder meeting. The total number of shares of Longduoduo’s common stock voted in person or by proxy at the Meeting was 29,934,062, representing approximately 99.76% of the 30,005,016 shares outstanding and entitled to vote at the Meeting. The shareholders approved the following proposals:

Proposal 1 - Election of Directors. The shareholders elected Xu Huibo, Zhou Hongxiao, Li Zhijie, Wu Binbin and Shan Bo as directors to hold office until the next annual meeting of shareholders and until their successors are duly elected. A summary of votes cast follows below:

Nominee	Votes for	Votes Withheld	Broker Non-Votes
Xu Huibo	27,686,060	0	0
Zhou Hongxiao	27,686,060	0	0
Li Zhijie	27,686,060	0	0
Wu Binbin	27,686,060	0	0
Shan Bo	27,686,060	0	0

Proposal 2 - To ratify the appointment of Michael T. Studer CPA P.C. independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024. This proposal was approved with 29,934,062 shares voting for and 0 shares voting against it (with 0 abstaining votes).

Proposal 3 - To approve, on an advisory basis, the compensation paid to the Company’s senior executive officers. This proposal was approved with 27,686,060 shares voting for and 0 shares voting against it (with 0 abstaining votes).

In addition, the shareholders provided the Board of Directors the shareholders’ advisory vote on the frequency of shareholder advisory votes on executive compensation, as follows:

0 votes for an advisory vote on compensation every year.

0 votes for an advisory vote on compensation every two years.

27,686,060 votes for an advisory vote on compensation every three years.

0 votes abstained.

After the conclusion of the annual meeting of shareholders, the Company’s Board of Directors held its annual meeting. At that meeting, after considering the shareholder advisory vote on the frequency of shareholder votes on executive compensation, the Board of Directors decided that, until the next required vote on the frequency of shareholder votes on compensation, the Company will include a shareholder vote on the compensation of executives in its proxy materials once every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Longduoduo Company Limited

Date: February 29, 2024	By:	/s/ Zhou Hongxiao
Zhou Hongxiao, CEO

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